EXHIBIT 10.4
                                                                    ------------


                          [LETTERHEAD OF THE CIT GROUP]


                                February 24, 2000


Weiner's Stores, Inc.
6005 Westview Drive
Houston, Texas  77055

Attn:      Mr. Raymond J. Miller
           Executive Vice President, Chief Operating Officer and Chief Financial Officer

Dear Mr. Miller:

         Reference is made to that certain Revolving Credit Agreement dated as of August 26, 1997 (as amended, modified or supplemented from time to time, the "Credit Agreement"), among Weiner's Stores, Inc., a Delaware corporation (the "Borrower"), the financial institutions from time to time party thereto (collectively, the "Lenders" and individually, a "Lender"), and The CIT Group/Business Credit, Inc., as a Lender and as agent for the Lenders (in such capacity, the "Agent"). Capitalized terms used but not otherwise defined herein shall have the same meanings ascribed to such terms in the Credit Agreement.

         The Borrower, the Lenders, and the Agent desire to amend certain provisions of the Credit Agreement. Accordingly, in accordance with Section
10.03 of the Credit Agreement, the Borrower, the Lenders, and the Agent hereby agree as follows:

         1. Cumulative FIFO EBITDA. Section 8.12 of the Credit Agreement is hereby amended to read in its entirety as follows:

                          "Permit Cumulative FIFO EBITDA for any fiscal quarter (calculated on a rolling twelve (12) month basis) of the Borrower ending on the dates set forth below to be less than the amount specified opposite each such fiscal quarter.

                          Fiscal Quarter                        Amount
                          --------------                        ------

                          January 29, 2000                        875,000
                          April 29, 2000                       (1,000,000)
                          July 29, 2000                        (3,500,000)
                          October 28, 2000                        875,000
                          February 3, 2001                      2,375,000

                          Fiscal Quarter                        Amount
                          --------------                        ------

                          May 5, 2001                           2,875,000
                          August 4, 2001                        2,875,000
                          November 3, 2001                      2,875,000
                          February 2, 2002                      3,375,000
                          May 4, 2002                           3,875,000
                          August 3, 2002                        3,875,000
                          November 2, 2002                      3,875,000
                          February 1, 2003                      4,375,000
                          May 3, 2003                           4,875,000
                          August 2, 2003                        4,875,000"

         2. The Cumulative FIFO EBITDA covenant amounts for the rolling 12 month periods ending April 29, 2000 and July 29, 2000 shall be increased for each such period by an amount equal to the excess of EBITDA for the fiscal year ending January 29, 2000 (per audited financial statements) in excess of $2,400,000.

         3. Pursuant to mutual agreement, we shall charge you a one-time Facility Fee in the amount of $15,000.00 for this accommodation, which fee shall be in addition to all other fees we are entitled to charge you under the Credit Agreement and shall be due and charged to your loan account upon execution of this agreement. You hereby confirm that we may charge your loan account with such amount.

Except as specifically set forth herein, no other change in the terms or conditions of the Credit Agreement is intended or implied. If the foregoing is in accordance with your understanding, please so indicate by signing and returning to us the enclosed copy of this letter.

                                      Very truly yours,

                                      THE CIT GROUP/BUSINESS CREDIT,
                                      INC., as Agent and Lender



                                      By: /s/ Grant Weiss
                                          --------------------------------
                                          Name: Grant Weiss
                                          Title: Assistant Vice President



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

                                  GENERAL ELECTRIC CAPITAL
                                  CORPORATION, a Lender



                                  By: /s/ Martin Greenberg
                                      --------------------------------
                                      Name: Martin Greenberg
                                      Title: Duly Authorized Signatory



Read and Agreed to:



WEINER'S STORES, INC., Borrower



By: /s/ Raymond J. Miller
    --------------------------------------
    Name: Raymond J. Miller
    Title: Executive Vice President, Chief
           Operating Officer and Chief Financial Officer




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